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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2002


                           SABINE RIVER HOLDING CORP.
             (Exact name of registrant as specified in its charter)


                      Commission file number: 333-92871-02

                  Delaware                                   43-1857408
          (State or other jurisdiction                    (I.R.S. Employer
      of incorporation or organization)                  Identification No.)


            1801 South Gulfway Drive
                  Office No. 36                                77640
               Port Arthur, Texas                            (Zip Code)
      (Address of principal executive offices)


       Registrant's telephone number, including area code: (409) 982-7491



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Item 5.  Other Events

     On May 30, 2002, Sabine River Holding Corp. ("Sabine") announced that its subsidiaries, Port Arthur Finance Corp. and Port Arthur Coker Company L.P., received valid consents representing 97% of the aggregate principal amount of the outstanding Port Arthur Finance Corp. 12 1/2% Senior Notes due 2009 in connection with a consent solicitation announced earlier in May 2002. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

     On June 6, 2002, Sabine and The Premcor Refining Group Inc. ("PRG") completed a series of transactions ("the restructuring") which were permitted by the successful consent solicitation. Prior to the restructuring, Sabine was 90% owned by Premcor Inc. and 10% owned by Occidental Petroleum Corporation. PRG is a wholly owned, indirect subsidiary of Premcor Inc. The restructuring resulted in Sabine and its subsidiaries becoming wholly owned direct or indirect subsidiaries of PRG and was accomplished according to the following steps, among others:

.. Premcor Inc. contributed $225.6 million in proceeds from its initial public offering of common stock to Sabine. Sabine used the proceeds from the equity contribution, plus cash on hand to prepay $221.4 million of its senior secured bank loan and to pay a dividend of $141.4 million to Premcor Inc.;

.. Commitments under Sabine's senior secured bank loan, working capital facility, and certain insurance policies were terminated and related guarantees were released;

.. PRG's existing working capital facility was amended and restated to, among other things, permit letters of credit to be issued on behalf of Sabine;

..  Occidental Petroleum Corporation exchanged its 10% interest in Sabine for
   1,363,636 newly issued shares of Premcor Inc. common stock;

..  Premcor Inc. contributed its 100% ownership interest in Sabine to Premcor USA
   Inc., the parent company of PRG. Premcor USA Inc., in turn, contributed its 100% ownership interest to PRG; and

.. PRG fully and unconditionally guaranteed, on a senior unsecured basis, the payment obligations under the Port Arthur Finance Corp. 12 1/2% Senior Notes due 2009. The guarantee was issued in a private placement made in reliance on an exemption from the registration requirements of the Securities Act. PRG and Sabine have agreed to file a registration statement under the Securities Act to register the notes and the PRG guarantee, not later than 120 days from June 6, 2002.

Due to the PRG guarantee of Port Arthur Finance Corp.'s 12 1/2% Senior Notes due 2009, Sabine will no longer be required to file periodic reports under the Securities Exchange Act of 1934, as amended.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

   (c)   The following exhibit is filed with this Current Report on Form 8-K:

       Exhibit No.                                 Description

          99.1       Press release dated as of May 30, 2002


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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SABINE RIVER HOLDING CORP.
                                                   (Registrant)




                                      /s/ Dennis R. Eichholz
                                      --------------------------------------
                                      Dennis R. Eichholz
                                      Controller (principal
                                       accounting officer and
                                       duly authorized officer)



June 21, 2002



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                                  Exhibit Index

           Exhibit No.                  Description

             99.1       Press release dated as of May 30, 2002



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